UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 8, 2021

Date of Report (date of earliest event reported)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House
160 Blackfriars Road
London SE1 8EZ
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares	CLVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 hereto are materials that Clarivate Plc (the “Company”) intends to present in connection with certain upcoming meetings. The materials include reaffirmance of the Company’s 2021 outlook, previously reaffirmed on May 17, 2021, for adjusted revenues, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS and adjusted free cash flow, excluding the Company’s previously announced acquisition of ProQuest LLC and its wholly owned subsidiaries (“ProQuest”). The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events

Attached hereto as Exhibit 99.2 is a press release issued by the Company on June 8, 2021 announcing an offering of its ordinary shares and an offering of its mandatory convertible preferred shares.

The Company is providing herewith certain pre-acquisition financial statements for CPA Global Group Holdings Limited ("CPA Global"), which the Company acquired on October 1, 2020, and ProQuest, which the Company has agreed to acquire, as announced on May 17, 2021. The Company is also providing pro forma financial information reflecting the acquisition of CPA Global, the proposed acquisition of ProQuest and the other transactions referred to therein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of ProQuest as of and for the year ended December 31, 2020 are included as Exhibit 99.3 hereto. The unaudited consolidated financial statements of ProQuest as of and for the interim period ended March 31, 2021 are included as Exhibit 99.4 hereto. The audited consolidated financial statements of CPA Global as of and for the years ended December 31, 2019 and December 31, 2018 are included as Exhibit 99.5 hereto. The unaudited consolidated financial statements of CPA Global as of and for the interim period ended September 30, 2020 are included as Exhibit 99.6 hereto.

(b)	Pro Forma Financial Information

The Company's unaudited pro forma condensed combined balance sheet as of March 31, 2021 and statements of operations for the year ended December 31, 2020 and the interim periods ended March 31, 2021 and March 31, 2020 are included as Exhibit 99.7 hereto.

(c)	Exhibits

No.	Document Description
23.1	Consent of Deloitte & Touche LLP, independent auditors
23.2	Consent of KPMG LLP, independent auditors
99.1	Supplemental materials dated June 8, 2021
99.2	Press release dated June 8, 2021
99.3	The audited consolidated financial statements of ProQuest as of and for the year ended December 31, 2020
99.4	The unaudited consolidated financial statements of ProQuest as of and for the interim period ended March 31, 2021
99.5	The audited consolidated financial statements of CPA Global as of and for the years ended December 31, 2019 and December 31, 2018 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K/A, filed on October 26, 2020)
99.6	The unaudited consolidated financial statements of CPA Global as of and for the interim period ended September 30, 2020
99.7	The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2021 and statements of operations for the year ended December 31, 2020 and the interim period ended March 31, 2021
104	The cover page from the Company's Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: June 8, 2021	By:	/s/ Richard Hanks
	Name:	Richard Hanks
	Title:	Chief Financial Officer